UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EMCORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
 Shareholder Meeting to Be Held on March 16, 2018.

Meeting Information
EMCORE CORPORATION	Meeting Type: For holders as of:	Annual Meeting January 16, 2018
Date: March 16, 2018 Time: 8:00 AM PST
	Location:	Hilton Pasadena 168 S. Los Robles Ave. Pasadena, CA 91101

You are receiving this communication because you hold shares in the company above named.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

 We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement	2. Annual Report

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 04, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items
The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Director for a three-year term expiring at EMCORE’s 2021 Annual Meeting of Shareholders.

Nominees

1A	Stephen Domenik

The Board of Directors recommends you vote FOR the following proposals:

2	To ratify the appointment of KPMG LLP as EMCORE's independent registered public accounting firm for the fiscal year ending September 30, 2018.

3	To approve an amendment to the Certificate of Incorporation to declassify the Board.

4	To approve an amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors.

5	To approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.

6	To approve an extension of the Company's Tax Benefits Preservation Plan.

7	To approve, on an advisory basis, the executive compensation of EMCORE's Named Executive Officers.

NOTE: In their discretion the proxies are authorized to vote for such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Voting Instructions

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